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                                                                   EXHIBIT 10.5

                          NON-RECOURSE PROMISSORY NOTE

$ 80,000                                                        January 2, 1996
                                                        Los Angeles, California


        1. Principal and Interest. For value received, Tyrone J. Fairbanks (hereinafter referred to as "Maker"), HEREBY PROMISES TO PAY to the order of Fortune Petroleum Corporation (hereinafter referred to as "Payee"), at its place of business located at 30101 Agoura Ct., Suite 110, Agoura Hills, California 91301, or at such other place as the Payee may designate in writing, the aggregate principal amount of EIGHTY THOUSAND DOLLARS ($80,000), together with interest thereon at the rate of six percent (6%) per annum.

        2. Payment. The principal amount due under this Promissory Note shall be paid in four equal annual installments of $20,000 which may be paid or forgiven as provided below, no later than the last calendar day of each year beginning in 1996. All accrued interest shall be due and payable with each annual principal installment. All payments hereunder shall be in lawful money of the United States of America. Payment shall be deemed made at the time the Payee receives such payment subject to the condition subsequent that any check or similar instrument is honored as drawn on sufficient funds. Notwithstanding the foregoing, however, each installment provided for herein shall be forgiven by the Payee without obligation to Maker provided Maker is employed by Payee at the time of payment or has been terminated by Payee without cause. All payments due hereunder shall be forgiven upon the death or permanent disability of Maker.

        3. Prepayment. This Promissory Note may be voluntarily prepaid, in whole or in part, without premium or penalty.

        4. Non-Waiver. Maker, for himself and his legal representatives, successors, and assigns, expressly waived presentment, protest and demand, notice of protest, demand, dishonor, maturity, presentment, and nonpayment, presentment for the purpose of accelerating maturity, and diligence in collection of this Promissory Note. Neither the failure, nor any delay on the part of the Payee to exercise any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. All rights and remedies of the Payee are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, power or privilege.

        5. Payment of Fees and Expenses. Maker agrees to pay the reasonable costs and expenses (including, without limitation, reasonable attorneys fees) incurred by the Payee in connection with or related to any action taken to collect the principal amount due hereunder, whether or not suit is brought to enforce the rights of Payee.

        6. Modifications in Writing. No consent, waiver, or modification of the terms or provisions of this Promissory Note shall be effective, valid, or binding unless set forth in writing signed by Maker and Payee, and then only to the extent specifically set forth therein.

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        7.      Severability.  The unenforceability or invalidity of any
provision or provisions of this Promissory Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

        8. Governing Law. This Promissory Note and all rights and obligations hereunder shall be governed, construed, and interpreted in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first hereinabove written.


/s/ TYRONE J. FAIRBANKS
-------------------------
    TYRONE J. FAIRBANKS



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                                PROMISSORY NOTE

$70,000                                                          January 2, 1996
                                                         Los Angeles, California

        1. Principal and Interest. For value received, Tyrone J. Fairbanks (hereinafter referred to as "Maker"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Fortune Petroleum Corporation (hereinafter referred to as "Payee"), at its place of business located at 30101 Agoura Ct., Suite 110, Agoura Hills, California 91301, or at such other place as the Payee may designate in writing, the aggregate principal amount of SEVENTY THOUSAND DOLLARS ($70,000), together with interest thereon at the rate of six percent (6%) per annum. Interest shall be paid monthly in arrears commencing on the first day of the first calendar month following the date hereof and continuing thereafter on the 1st day of each month until the principal balance is paid in full.

        2. Payment. The principal amount due under this Promissory Note shall be paid in two installments, with $35,000 due on January 2, 1998 and all remaining principal and interest due on January 2, 1999. All payments hereunder shall be in lawful money of the United States of America. Payment shall be deemed made at the time the Payee receives such payment subject to the condition subsequent that any check or similar instrument is honored as drawn on sufficient funds.

        3. Prepayment. This Promissory Note may be voluntarily prepaid, in whole or in part, without premium or penalty.

        4. Non-Waiver. Maker, for himself and his legal representatives, successors, and assigns, expressly waived presentment, protest and demand, notice of protest, demand, dishonor, maturity, presentment, and nonpayment, presentment for the purpose of accelerating maturity, and diligence in collection of this Promissory Note. Neither the failure, nor any delay on the part of the Payee to exercise any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. All rights and remedies of the Payee are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, power or privilege.

        5. Collateral. To secure payment of this Promissory Note, Maker has granted and does hereby grant unto Payee a security interest in and to a sufficient number of (a) shares of common stock of Payee and/or (b) common stock purchase options of Payee owned by Maker and equal to one hundred fifty percent (150%) of the cash value of the outstanding principal balance of this Note, as hereinafter determined from time to time. The initial number of shares and/or options to be held by Payee as collateral shall be determined as of the date hereof based upon the market value of the common stock of Payee on that date. The number of shares and/or options to be held as collateral hereunder shall be adjusted on each anniversary date hereof to ensure that the collateral held by Payee is sufficient to maintain an equivalent level of security. In the event such adjustment results in more or fewer shares being required as collateral, Maker shall pledge or Payee shall release, as appropriate, a sufficient number of shares and/or options to provide Payee with collateral equal to one hundred fifty percent (150%) of the outstanding principal balance of this Note on the date of such readjustment.
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Notwithstanding any provisions hereof to the contrary, however, the shares and/or common stock purchase options to be pledged by Maker as collateral shall not exceed the number of such shares and options owned by Maker. Maker covenants and agrees that he will, from time to time, execute such financing statements as may be requested by Payee to reflect the security interest granted herein.
        6. Payment of Fees and Expenses. Maker agrees to pay the reasonable costs and expenses (including, without limitation, reasonable attorneys fees) incurred by the Payee in connection with or related to any action taken to collect the principal amount due hereunder, whether or not suit is brought to enforce the rights of Payee.

        7. Modifications in Writing. No consent, waiver, or modification of the terms or provisions of this Promissory Note shall be effective, valid, or binding unless set forth in writing signed by Maker and Payee, and then only to the extent specifically set forth therein.

        8. Severability. The enforceability or invalidity of any provision or provisions of this Promissory Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

        9. Governing Law. This Promissory Note and all rights and obligations hereunder shall be governed, construed, and interpreted in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first hereinabove written.

/s/ Tyrone J. Fairbanks
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TYRONE J. FAIRBANKS